Exhibit 10.1

FIFTH AMENDMENT
Dated as of August 28, 2014
to
AMENDED AND RESTATED INDENTURE
AND SERVICING AGREEMENT
Dated as of October 1, 2010
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

FIFTH AMENDMENT
to
AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT
THIS FIFTH AMENDMENT dated as of August 28, 2014 (this “Amendment”) amends that AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT dated as of October 1, 2010, as amended by that First Amendment dated as of June 28, 2011, that Second Amendment dated as of May 17, 2012, that Third Amendment dated as of August 30, 2012, and that Fourth Amendment dated as of August 29, 2013 (the Amended and Restated Indenture and Servicing Agreement together with the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment thereto, the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture, (y) Section 15.1(g) of the Original Indenture, each Funding Agent and each Non-Conduit Committed Purchaser has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
WHEREAS, capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture.
NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders.
SECTION 1.Amendment to Definitions.     The definition of each of the following terms contained in Section 1.1 of the Original Indenture is hereby amended and restated to read in its entirety as follows:

“Maturity Date” shall mean the August 2032 Payment Date.

“Non-WorldMark Loan Excess Amount” shall mean, on any date, the amount by which (i) the sum of the Loan Balances on such date for all Wyndham Loans exceeds (ii) 75% of the Adjusted Loan Balance on such date.

“WorldMark Loan FICO Score 650 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 650 or less exceeds (ii) 22% of the WorldMark Adjusted Loan Balance on such date.

“WorldMark Loan FICO Score 750 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 750 or less exceeds (ii) the sum of (A) 74% of the WorldMark Adjusted Loan Balance on such date, (B) the WorldMark Loan FICO Score 650 Excess Amount on such date and (C) the WorldMark Loan FICO Score 700 Excess Amount on such date.

“WorldMark Loan FICO Score 800 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are WorldMark Loans that have a FICO Score of 800 or less exceeds (ii) the sum of (A) 96% of the WorldMark Adjusted Loan Balance on such date, (B) the WorldMark Loan FICO Score 650 Excess Amount on such date, (C) the WorldMark Loan FICO Score 700 Excess Amount on such date and (D) the WorldMark Loan FICO Score 750 Excess Amount on such date.

“Wyndham Loan FICO Score 700 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 700 or less exceeds (ii) the sum of (A) 39.5% of the Wyndham Adjusted Loan Balance on such date and (B) the Wyndham Loan FICO Score 650 Excess Amount on such date.

“Wyndham Loan FICO Score 750 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 750 or less exceeds (ii) the sum of (A) 68.5% of the Wyndham Adjusted Loan Balance on such date, (B) the Wyndham Loan FICO Score 650 Excess Amount on such date and (C) the Wyndham Loan FICO Score 700 Excess Amount on such date.

“Wyndham Loan FICO Score 800 Excess Amount” shall mean, on any date, the amount by which (i) the sum of Loan Balances on such date for all Pledged Loans that are Wyndham Loans that have a FICO Score of 800 or less exceeds (ii) the sum of (A) 95% of the Wyndham Adjusted Loan Balance on such date, (B) the Wyndham Loan FICO Score 650 Excess Amount on such date, (C) the Wyndham Loan FICO Score 700 Excess Amount on such date and (D) the Wyndham Loan FICO Score 750 Excess Amount on such date.

SECTION 2.    Amendment to Exhibit E. Exhibit E to the Original Indenture is hereby amended by amending and restating the second address under the heading “Lockbox Addresses:” to read in its entirety as follows:
Sierra Timeshare Conduit Receivables Funding II, LLC, PO Box #742780, Los Angeles, CA 90074-2780.
SECTION 3.    No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.
SECTION 4.    Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
SECTION 5.    Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
SECTION 6.    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
SECTION 7.     Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
(a)    This Amendment shall have been executed and delivered by each of the parties hereto;
(b)    The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent, each Non-Conduit Committed Purchaser and the Deal Agent to this Amendment;
(c)    The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
(d)    The Fifth Amendment to the Note Purchase Agreement dated as of August 28, 2014 shall have been executed and delivered by each party thereto.

IN WITNESS WHEREOF, Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer

By: /s/ Mark A. Johnson
Name: Mark A. Johnson
Title: President

WYNDHAM CONSUMER FINANCE, INC.,
as Servicer

By: /s/ Mark A. Johnson
Name: Mark A. Johnson
Title: President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By: /s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as
as Collateral Agent

By: /s/ Tamara Schultz-Fugh
Name: Tamara Schultz-Fugh
Title: Vice President